Listing Report:Supplement No. 144 dated Jan 13, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 423580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$258.80

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	15%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,307	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MTC65	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Real Estate
Purpose of loan:
This loan will be used to start my real estate business. Not having funds has really hindered me in moving forward to pursue buying properties.I have a property that I'm currently pursuing and will need funds to possibly handle the closing cost and misc. fees.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and I am very trustworthy when paying off loans.

Monthly net income: $ 8000

Monthly expenses: $ 3458
??Housing: $ 2600
??Insurance: $ 200
??Car expenses: $ 60
??Utilities: $ 125
??Phone, cable, internet: $ 168
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 225
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$271.90

Auction yield range:	17.06% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	44%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	6y 5m
Amount delinquent:	$643	Revolving credit balance:	$1,045	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	solo63	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GET OUT OF DEBT
Purpose of loan:
This loan will be used to? GET OF OF DEBT

My financial situation:
I am a good candidate for this loan because? I PAY MY BILLS -- JUST GOT INTO A JAM THIS TIME TO SURVIVE

Monthly net income: $3500

Monthly expenses: $
??Housing: $ 868
??Insurance: $ 132
??Car expenses: $ 359
??Utilities: $ 80
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 75-SHOP AT RETAIL STORES
??Credit cards and other loans: $ 5,000
??Other expenses: $ 7,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1998	Debt/Income ratio:	43%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	7y 4m
Amount delinquent:	$1,666	Revolving credit balance:	$11,958	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	first-knowledgeable-openness	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for busy season
Purpose of loan:
This loan will be used to? To buy cars for our tax season at which time we sell 70% of our annual sales

My financial situation:
I am a good candidate for this loan because? Own 900,000 worth of property with 200,000 in equity from paying on time and proper budgeting

Monthly net income: $ Business 5,000 Personal 2,500.00

Monthly expenses: $ 5,950.00
??Housing: $ 3500
??Insurance: $ 400
??Car expenses: $ -0-
??Utilities: $ 400
??Phone, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,471.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$383.19

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2007	Debt/Income ratio:	31%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,524	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	treasure-exchanger8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income

Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $
??Utilities: $ 0
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.06% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1996	Debt/Income ratio:	61%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,938	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	established-dedication1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"A New Beginning in 2010"
Purpose of loan:
This loan will be used to?Consolidate Credit Cards & Personal Loans

My financial situation:
I am a good candidate for this loan because?
I am very stable and reliable. I have been on my current job for a large nationwide company for the past 10 years. I have been with my wife for 23 years. She has just graduated college after several years of hard work and determination, with a Degree in Accounting. We have one daughter which will graduate High School this year, ?Class of 2010?. I also own my own?Business, which I have had for the past 7 years.? Although the economy has been slow, signs show a turning point for the future. I have an excellent payment history, and usually have around a 720 credit score. The lower credit score I was given by Prosper is likely due to the amt of current debt, which I will be paying down significantly with this loan. I am currently paying aprox. $1500 per month on the debt I will be paying off. We are very dedicated hardworking individuals, and would greatly appreciate your consideration at this time. All information is verifiable, and any questions are welcome.
Thanks? in advance.

Monthly net income: $
Self? $2890 + Overtime / Gross 45,000 yr
Wife? $2816
Business Income / Varies (usually profit is around $10,000 per year)

Monthly expenses: $
??Housing: $ 1353
??Insurance: $
??Car expenses: $ 325 Truck payment
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ Aprox. $1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1999	Debt/Income ratio:	11%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	7y 3m
Amount delinquent:	$26,930	Revolving credit balance:	$769	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	systematic-diversification589	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental
Purpose of loan:
This loan will be used to? Dental

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4083

Monthly expenses: $
??Housing: $ 1400 Insurance: $ 75Car expenses: $ 313
??Utilities: $ 50Phone, cable, internet: $ 145Food, entertainment: $ 100Clothing, household expenses $
??Credit cards and other loans: $ 100Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$351.85

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	28%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$58,100	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bigoldboy5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	720-739 (Jun-2007)
Principal balance:	$1,865.29	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Out of debt one step at a time
This is my second loan with prosper.? I'm slowly paying down debt.? Recognizing it is a slow process, missing no payments, and chipping away while not acquiring new debt.? This is helping me reach my goal.
Purpose of loan:
I'm trying to pay off higher interest credit card loans.? I've put the interest rate at a reasonable one--a higher rate means there is no benefit to consolidation, and that doesn't make financial sense.
My financial situation:
I'm well employed, with a good salary, and work additional self-employed shifts to get myself fully out of debt.? I've found myself in a lot of debt, with some high interest cards.? Paying these off with prosper money does two things--fixes a reasonable rate, AND sets a real time frame in which to pay them off.

Monthly net income: $?7500 (previously listed higher--didn't account?for?NET self-employment compensation)
Monthly expenses: $
??Housing: $ 2700 (including property taxes and insurance)
??Insurance: $ 100
??Car expenses: $?200 (gas)
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1800 (monthly minimum on credit cards)
??Other expenses: $ 1300 (student loans monthly)

free cash flow approximately $750 per month--it depends on the extra number of shifts I work each month.?

I'm starting with three higher interest rate credit cards, paying them off, and using the difference to pay down other cards, consolidating, and closing accounts.

I've been a lender on prosper for awhile now, and also have borrowed once.? The borrow account has a perfect record, and is due to be paid off in 5 months. I've been burned a few times as a lender and it's not a good feeling.? While there is never a 100% guarantee, hopefully my good credit status, and my experience on the lending side can give you some added confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,331.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$783.99

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-2004	Debt/Income ratio:	43%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,846	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	keen-euro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards/tuition balance
Greetings-

I plan to use this loan to consolidate my credit card and tuition debt. I have a five year plan beginning January 2010 to pay off my debt in the first 3 years, and then save towards a deposit on my first home in the last two years. I have no late payments, overdue accounts or derogatory information on my credit history.

My monthly net income is: $2192
Monthly net expenses are: $1994
Breakdown of monthly expenses in USD:
Gas for month 80.00
Car Insurance 120.00
Cable+Internet 95.00
Cell Phone 60.00
Groceries 100.00
Electric bill 45.00
BOA cr-card 130.00
Wpccu cr-card 120.00
Wpccu Loan 125.00
Chase cr-card 55.00
Apt Rent 800.00
Car Note 264.00

Total: $1994.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$120.69

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	47%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$39,097	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thunder22	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt consolidation. I am trying to consolidate my debt and reduce it.

My financial situation:
I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan. Please invest. I have never been late on a payment. I am a good candidate.

Monthly net income: $3500

Monthly expenses: $?2900
??Housing: $?1400
??Insurance: $ 50
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 100

House (Zillow estimate) = $224,000 - balance $204,000
Credit card - $5000 12%
Credit card - $1000 9%
Credit card - $6000 21% (I am trying to pay this one of first, then the next highest interest rate will be next and so forth)
Credit card - $5000 12%
Credit card - $7000 11%
Student loans - $50,000 (Undergrad and Masters loans)
Car - $3500 7%

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1989	Debt/Income ratio:	33%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	0y 0m
Amount delinquent:	$251	Revolving credit balance:	$3,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	purposeful-fund9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my medical and credit cards
Purpose of loan:
This loan will be used to? pay?my medical bills that I have not been able to pay because they are not covered by COBRA.. I lost my job in Jan, 2009 but I start a new one the 19th of January with a Fortune 500 company with medical benefits. I have to get the medical bills, credit card bills and the IRS paid because it is making my health worse. The job will not get me the full amount fast enough but I can pay it off over time.

My financial situation:
I am a good candidate for this loan because? I am an honest person and a hard worker. I am living with my parents so I do not have any living expenses.

Monthly net income: $ 2,300

Monthly expenses: $
??Housing: $ 0
??Insurance: $ Car $106.00
??Car expenses: $ 454.
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $?200
??Other expenses: $ 175.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$329.90

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2004	Debt/Income ratio:	13%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,290	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nahungry	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit card with high balance.

My financial situation:
I am a good candidate for this loan because my income is stable and at a level that I can comfortably afford the repayment of the loan. I have very good financial responsibility and would be a great candidate. Currently I'm setting aside and paying about $2000 a month to pay for the credit cards. I'd like to pay off the balance and close the account, and will take the amount I am paying back the credit card to make installment payment for the debt consolidation loan, which will not only help me payoff my loan early thus debt free faster but also free up more money on monthly basis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1978	Debt/Income ratio:	71%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	28	Length of status:	10y 7m
Amount delinquent:	$2,079	Revolving credit balance:	$16,599	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	diligent-cash1	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay taxes
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$656.15

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	45%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$75,424	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Goodguynice	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	700-719 (Aug-2008)
Principal balance:	$4,614.07	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Prosper Loan - Debt Consolidate
Purpose of loan:
This loan will be used to pay off credit card balances and personal loans to consilidate into one payment.?I have good previous prosper loan. I have never been late and have a solid history of repayment on time.

My financial situation:
I am a good candidate for this loan because ,?I have a stable job, never been late on any payments - always paid on time.

Monthly net income: $4600

Monthly expenses: $2000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	4%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,140	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	halothane_logic	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment
Purpose of loan:
This loan will be used to join a partnership/LLC with 4-8 other investors to invest in commercial real estate.? With the changes in health care coming, I'm trying to reposition myself for the future.? I'm worried that my salary, which is good today, will disappear in the next few years thanks to government run health care.? I am trying to diversify my earning potential.

This is my second attempt at a Prosper loan.? The previous attempt was for $25,000 and the listing expired with it 89% funded.? I figure if I start with $15,000 it should get funded this time.

My financial situation:
I have a great salary today with a good solid contract for the next few years and should be able to pay this loan off in no time.? I am a good candidate for this loan because I have never missed a student loan payment.? Most likely I'll pay it down quicker than asked.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,350.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$95.94

Auction yield range:	14.06% - 26.00%	Estimated loss impact:	15.18%
Lender servicing fee:	1.00%	Estimated return:	10.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1986	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,863	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	LilNelly	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Apt. Security Deposit
Purpose of loan:
This loan will be used to pay a security deposit on an apartment. I need to be out of my current place by the 23rd of January and I won't have enough to pay 1st month's rent and security deposit and broker's fee up front on places I'm looking at. My money is tied up in the place I am currently staying and I the guy wouldn't take my last security deposit as my last month's rent.

My financial situation:
I am a good candidate for this loan because I've never been late on any payment before.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1550 (current rent includes all utilities)
??Insurance: $ 50 (deducted on paychecks)
??Car expenses: $ 0 (car paid off and don't really use, live in a city)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	28	Length of status:	22y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,946	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reasonable-moola2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Extra Funds
Purpose of loan:
This loan will be used to? Pay extra bills that were not budgeted for in the household budget
My financial situation:
I am a good candidate for this loan because?I am working?very hard to maintain good credit by staying current on all my financial obligations. This loan will help me to continue on the right path to financial independence.?

Monthly net income: $ 5200.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $?272.00
??Car expenses: $ 1013.00
??Utilities: $ 189.00????
??Phone, cable, internet: $ 268.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 250.00????
??Credit cards and other loans: $ 175.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	17.06% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1984	Debt/Income ratio:	26%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	20y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,492	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	FireLieutDen	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Aug-2009) 640-659 (Jul-2008) 680-699 (Oct-2007)
Principal balance:	$1,266.31	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying for wifes college
Purpose of loan:
Pay wifes bills while she is in college. After graduation, she has job offer in 30k range, which doubles her current?income.?

My financial situation:
I have?had a prosper loan for almost 3 years, and my credit has?gotten better since medical bills caused problem in 2004.?????
thly net income: $ 5,000????

Monthly expenses: $
??Housing: $ 1560
??Insurance: $ 105????
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 22.74%	Starting monthly payment:	$935.47

Auction yield range:	17.06% - 19.50%	Estimated loss impact:	19.09%
Lender servicing fee:	1.00%	Estimated return:	0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	27%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	31y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,254	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-credit-tamarack	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to consolidate all of my non-secured debt at a lower interest rate.

My financial situation:
I am a good candidate for this loan because I have?worked for the same company?for over 30 years and have enough income to carry the current debt that I have, I just want to?reduce the amount that I am spending in interest on credit cards and lower my monthly cash outlay to allow for more savings for my daughters' education plans over the next five to seven years.?

Monthly net income: $ 8100

Monthly expenses: $
??Housing: $ 1780
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 320
??Phone, cable, internet: $75
??Food, entertainment: $ 550
??Clothing, household expenses $275
??Credit cards and other loans: $ 900
??Other misc expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	31%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	9y 11m
Amount delinquent:	$1,276	Revolving credit balance:	$3,432	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fairness-renewal	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
more schooling
Purpose of loan:
This loan will be used to? further educate myself as I am a new assistant manager. I would like to take additional computer classes to help facilitate my growth in the Health system and continue to provide for my family.

My financial situation:
I am a good candidate for this loan because? I am able to pay my bills and have a stable job. I have had a?rough few months lately because of my father had tohave 3 emergent surgeries and spent the majority of November in the hospital. My mother had been having mobility issues and it exacerbated with my fathers unexpected illness. With their illness and emergent surgery I have had to think family first and help out in the greatest time of need. That is the daughter and the Registered Nurse speaking from my heart. All I ask of you is to please put yourself in my shoes and take a leap of faith and help me get back on track and get my life back under way.

Monthly net income: $ 3600.00

Monthly expenses: $ variable
??Housing: $ 777.24
??Insurance: $ 128.61
??Car expenses: $ 364.00
??Utilities: $ 212.00
??Phone, cable, internet: $ 199.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 152.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$49,589	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	keen-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for 2010
Purpose of loan:
This loan would be used to purchase inventory for 2010 and would help my business to be even more successful than 2009.

My financial situation:
I am a good candidate for this loan, because I?am?very hardworking, run a succesful business, always pay my bills on time and?I have NEVER not paid off a loan.? In addition, I am expecting to grow by business by at least 40%..

Monthly net income: $ 8500.00

Monthly expenses: $
??Housing: $1750.00
??Insurance: $ 300.00
??Car expenses: $?200.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $?700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.43%	Starting monthly payment:	$60.35

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1975	Debt/Income ratio:	26%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	13 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	36y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,441	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sweet-bill0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off my American Express

My financial situation:
I am a good candidate for this loan because I want to pay it back within 3 payments?

Monthly net income: $ 3114.80
Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 88.00
??Car expenses: $ 100.00
??Utilities: $?00.00
??Phone, cable, internet: $ 70.00
??Food, entertainment: $?100.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$273.42

Auction yield range:	6.06% - 13.00%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	38%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,574	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engineere	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$1,499.77	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidating Debt after Wedding
Purpose of loan:
This loan will be used to pay off the debt my wife and I have accumulated since our big wedding last October. We all know how expensive a wedding is!

My financial situation:
I am a good candidate for this loan because I currently have a loan from prosper.com for almost two years and have never been delinquent.? I have great credit, work full time,?attend school for electrical engineering, own a house,?my wife has a well paying job, and both of our cars are paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1997	Debt/Income ratio:	24%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	28	Length of status:	2y 9m
Amount delinquent:	$746	Revolving credit balance:	$101,370	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	diligent-benefit2	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement and Wedding
Purpose of loan:
This loan will be used to pay for an engagement ring and subsequent wedding expenses.

My financial situation:
I am a good candidate for this loan because my income is high, however, I have been using my income to sustain and grow my business. If need be I can payoff the loan at any time by drawing down on money owed to me from my business.

Monthly net income: $17,000

Monthly expenses: $
??Housing: $3000
??Insurance: $200
??Car expenses: $1500
??Utilities: $0
??Phone, cable, internet: $200
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	38%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,983	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dollar-implementer	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fix my transmission
Purpose of loan:
This loan will be used to?fix my transmission?

My financial situation:
I am a good candidate for this loan because?
i pay my bills on time
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	23%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	20 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,472	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	shortstuff374	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	600-619 (May-2008)
Principal balance:	$458.35	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Need a New Car Far Commute to Work
Purpose of loan:
This loan will be used to purchase a vehicle for commuting to and from work

My financial situation:
I am a good candidate for this loan because I have paid down 15,000 in debt burden in 6 months and credit has not reestablished to get a loan

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 740
??Insurance: $ 120
??Car expenses: $0
??Utilities: $ 400
??Phone, cable, internet: $ 90
??Food, entertainment: $?500
??Clothing, household expenses $100
??Credit cards and other loans: $ 300
??Other expenses: $ 100

I work FT running a health care center and also own my own child?care center that just started to break even this past month.? I have good financial security.? I went through financial hardship when I opened the child care center ruining my credit and now trying to rebuild.? I got into a bad car accident totaling my car and not leaving me with anything for purchasing a new one.? I am driving on old car we had, but its not reliable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1986	Debt/Income ratio:	2%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	36	Length of status:	9y 8m
Amount delinquent:	$44,509	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BeenJamin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	3 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Aug-2009) 740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Automobile Upgrade
Purpose of loan:
This loan will be used to Upgrade my Automobile
My financial situation:
I am a good candidate for this loan because:
1) My strong credit profile
2) Excellent Employment history
3) Low debt to income
4) Good repayment history on all mortgage and consumer accounts
5) I own my automobile
6) I had previous Prosper loans that I paid off early
7) I am a very responsible person

Monthly net income: $3000
Monthly expenses: $2000

I currently have no debt other then Chapter 13 Payments towards the debt that is listed as deliquent
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	11.06% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	309%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$42,033	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	zippy-diversification	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Cred Cards at better rate
Purpose of loan:
This loan will be used to consolidate credit cards at a better rate
My financial situation:
I am a good candidate for this loan because I have a steady job, own my?business, and can afford to pay the loan back.?? ***Important note***? Debt to income ratio is listed as 310%---THIS INCLUDES A BUSINESS LOAN, AND 2 REAL ESTATE LOANS FOR PROPERTY I OWN AS PART OF A PARTNERSHIP...PROPERTY VALUE IS 1,950,000.00 MORTGAGE OWED IS 1,200,000.00...MORTGAGES ARE PAID BY RENTAL INCOME OF 10,150.00 PER MONTH.?THESE ARE BUSINESS LOANS PERSONALLY GUARANTEED BY ALL MEMBERS OF THE PARTNERSHIP.

Monthly net income: $ 4,700.00 from Salary, 600.00? CASH From Rent

Monthly expenses: $
??Housing: $ 1800.00
??Insurance: $ 600.00
??Car expenses: $ Paid by Company
??Utilities: $ 400.00+/-
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	36%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,746	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	angels2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 88% )	620-639 (Latest)
Principal borrowed:	$8,650.00	< mo. late:	7 ( 13% )	560-579 (Apr-2008) 560-579 (Feb-2008) 540-559 (Dec-2007) 600-619 (Nov-2007)
Principal balance:	$942.53	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
Relist.. Tuition Payment Due Soon!
LOWER AMOUNT!

Purpose of loan:
This loan will be used to? To pay?down on my college tuition for 2009/2010 that is due in February plus books and laptop for studies and late fees.??

I?m pursuing my Bachelor?s in Organizational Leadership and my elective is?Project Management at a well known university.??During the registration process in 2009,?I missed the cut off date?to apply for?financial aid;?I'm?eligible to receive?financial aid in the spring 2010.? I?ve completed several classes in 2009 with a grade point average of 3.4 submitted the paperwork to my employer to pay the tuition for 2009 classes, only to find out they put the program on hold due to some financial cutbacks.? The reason for my credit score being so low is due to paying $3,000 down on my tuition by maxing out my credit cards so I could continue my classes.

As of January 8, 2010 the current balance that is due to the school is $7500.00 plus $350.00 in late fees.??

?My financial situation:

I am a good candidate for this loan because??By continuing my education, this allows me to move into a management position within my organization.? My salary will increase by $20K, there is a high demand for Project Managers within my organization.?This is my third loan with prosper and ?I pay my bills on time.?

About Me:? I work full time W2; my monthly income is around $5,000 this includes overtime; without overtime I bring home $4,000 a month.? Plus I receive annual bonuses.?

My husband works full time W2 and brings home around $4000 a month.

Monthly expenses: $?

My Bills:?
Home: $500.00
Cable & Internet: $140
Phone: $100.00
Electric: $150.00
House & Car Insurance: $375.00 a month
Car Payment: $380.59 ? remaining balance $10,000
Credit Cards & Loans: $400.00 a month ? balance $2700
Current Prosper Loan: $73.59 ? remaining balance $950.00
Food and Clothing: $250.00 monthly
Entertainment: $75.00 monthly
Student Loan: $7500 plus late fees $350.00 that was just added on January 8th.

My husband?s Bills:
Mortgage: $1500 a month
Car Payment: $460.00 ? Balance $10,000
Personal Loan: $260.00 a month - $1488.16
Boat Payment: $250.00 ? Balance $5700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,330.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$104.97

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2000	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,721	Stated income:	Not employed
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	9%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worthy-revenue5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Career Retraining
Purpose of loan:
This loan will be used to pay for a class at the NYU Silver School of Social Work. I am retraining for a career as a social worker and need this loan to help me get started on my new career path. By providing this loan, you're not only helping me, but the many people who will benefit from my services when I am hired as a social worker.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a payment for anything, and because I expect to be able to repay the loan in full by September 2010, when I will be eligible for federal financial aid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$212.61

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1985	Debt/Income ratio:	37%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	11y 3m
Amount delinquent:	$676	Revolving credit balance:	$9,904	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-virtuoso	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Daughter's Medical Bills
Purpose of loan:
I am trying to help my daughter out. She has a medical condition that causes to have to see a doctor on a regular basis and have test run. She has lost her job and her husband is deployed in the middle east. Because of these medical bills she is 2 months late on her mortgage and her bills keep piling up. She needs help and we have no where else to turn. Her husband and herself have a little girl that is so precious to me and I love them with all of my heart. Please help me to help them I don"t no what else to do. Her husband is coming back to the states really soon and she also needs to stay a week in Virginia to go pick him up we have no money for that either. Also, her husband cannot return to work for about a month after he returns home and they will be in over there heads at time with all of these bills. I don't have wonderful credit but that is because my wife has completely destroyed it. I am on my way to making it better. Please help us! My daughter and her husband will be helping me pay this back so we will get it paid that is a promise! Please find it in the goodness of your heart to help my family get through this very tough time in our lives. Thank you very much for your time!
My financial situation:
I am a candidate for this loan because I have had some financial problems in the past because of my wife but I am getting back on my feet and?trying to make my credit score better. I will be paying for the loan and my daughter and her husband will also be helping out so we will have this paid.?

Monthly net income: $ $3800.00

Monthly expenses: $
??Housing: $?500.00
??Insurance: $ 100
??Car expenses: $ 250.00
??Utilities: $?200.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?200.00
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.55%	Starting borrower rate/APR:	15.55% / 19.23%	Starting monthly payment:	$34.94

Auction yield range:	14.06% - 14.55%	Estimated loss impact:	14.63%
Lender servicing fee:	1.00%	Estimated return:	-0.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1990	Debt/Income ratio:	47%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	36	Length of status:	3y 0m
Amount delinquent:	$6,022	Revolving credit balance:	$6,302	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	longst	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Jan-2008)
Principal balance:	$2,050.70	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 90
??Car expenses: $ 75
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $?200
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	9	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	njgardener	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 3% )	640-659 (Oct-2006) 540-559 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Startup Costs for B2B Business
Purpose of loan:
Market and grow my new business. I'm developed a niche hyperlocal website local gardeners in the USA to help people learn about what's going on in their area, recommend the best plants for their zone, provide alerts about what pests and diseases are causing damage right now, ask questions and provide leads to local landscapers and nurseries. I'll be using this loan for printing marketing materials, an initial online ad campaign on search engines and Facebook, and mailing sales letters to businesses in the initial geographic region.

My financial situation:
While I don't have perfect credit, I have paid down my credit cards and other debts substantially over the past 2 years and have already paid back in full my first Prosper loan. I have steady income from providing online marketing and advertising services to several online businesses and landscapers and it is growing each month.

Monthly net income: $ 2000 and increasing each month.

Monthly expenses: $ 1300
??Housing: $ I live rent free
??Insurance: $ 150
??Car expenses: $ $89 unlimited bus/subway card
??Utilities: $ 30
??Phone, cable, internet: $ 150 incl cell
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 75
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2003	Debt/Income ratio:	15%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,559	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rate-magnolia	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt to cards that I make extra payments to each month, but the interest is so high that it seems like the balance isn't going down.

My financial situation:
I am a good candidate for this loan because I paid off a five year loan in three and a half years, I did that by making bigger and extra payments. I feel that I could do the same wih this loan.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 600
??Insurance: $?60
??Car expenses: $ 150
??Utilities: $?70
??Phone, cable, internet: $?70
Food, entertainment: $ 100
??Clothing, household expenses $?50
??Credit cards and other loans: $?300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1986	Debt/Income ratio:	45%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,443	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	compassion-shepherd4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a better car and replacing
Purpose of loan:
This loan will be used to buy a better car than what i have now, i plan on selling my other car private party, but in the mean time i need something more reliable than what i currently have.

My financial situation:
I am a good candidate for this loan because i always pay on time and have a great credit score with good history, i make good money and have achieved many raises due to my excellent work ethic and integrity.

Monthly net income: $ 3550

Monthly expenses: $ 1000
??Housing: $100
??Insurance: $60
??Car expenses: $50
??Utilities: $25
??Phone, cable, internet: $0
??Food, entertainment: $20
??Clothing, household expenses $20
??Credit cards and other loans: $100
??Other expenses: $15
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	17 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$25,332	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	meteor9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to pay off mutiple credit lines which would improve my credit score which is vital to my business.

My financial situation:
I am a good candidate for this loan because? I have had good credit for over sixteen years and I have never file bankruptcy or had a foreclosure or any other derogatory information file against me. but do to do credit crunch and all the changes in criteria as far as loans has put me in a tight spot. I all ways pay my debts as my record show.I am in real estate so when the credit crunch happen it left me searching for sources. I all ways pay my debts because?I work side jobs when?I have to and keeping my good name is very important to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$221.46

Auction yield range:	17.06% - 18.50%	Estimated loss impact:	20.03%
Lender servicing fee:	1.00%	Estimated return:	-1.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	17%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	25 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,557	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	futuredci	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (Aug-2008)
Principal balance:	$2,035.78	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Help Pay Off My Credit Cards
Purpose of loan:
This loan will be used to??pay off the last of my credit card debt?before Citibank starts raising interest rates to comply with new laws going into effect.??Any interest rate that can beat Citibank's high double-digit rate would be accepted with immense gratitude! :-)

My financial situation:
I am a good candidate for this loan because? I've been a starving graduate student for a long time, but am now gainfully employed in the private sector, and working to agressively pay off/down debt, improve my credit score, and get my student loans under control.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 700 including utilities
??Insurance: $ 100
??Car expenses: $?car is paid for, gas/maintenance 100/mo
??Utilities: $ not applicable, included in housing?number
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ student loan payments 650/mo
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.98%	Starting borrower rate/APR:	18.98% / 21.20%	Starting monthly payment:	$69.63

Auction yield range:	8.06% - 17.98%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1987	Debt/Income ratio:	52%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$39,790	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Paying-off-my-cards	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a high interest credit card
Purpose of loan:
I will pay off a high interest credit card with this lower interest loan.? The?interest rate?was raised absurdly higher, even though I have never been late with this card.

My financial situation:
I am a good candidate for this loan because I pay my bills.? I have never defaulted on a loan.? I have been?working hard to pay down my debt.?I am steadily lowering my overall interest rates, and applying the savings directly to paying off my principal balances faster.? I have been employed in the same professional position for six years and my earnings are steady.??

My monthly net income is $3600.? My total monthly?expenses and?payments?are $2650(this will be lowered another $40 by this loan).? I have been applying?my remaining monthly disposable income of approx. $950.00 to?savings and debt reduction.? Thank you for your bid!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lovinlife40	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-579 (Apr-2008)
Principal balance:	$572.50	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
2nd Prosper Loan College Funds
Purpose of loan:
This loan will be used to? We won't be receiving our income tax money for a few months and need to pay for some college expenses for our son. We plan to pay this loan in full with our income tax. Our son is in his second semester of college and has not been able to find a job? yet. We are doing what we can to help him out.

My financial situation:
I am a good candidate for this loan because I have the backing of a supportive husband who makes the payments on our prosper loans. We?do not have that much cash on hand?because of the holidays and an unforseen broken?back windshield on our mini van. ?My husband?took out a prosper loan at?the beginning of our sons first semester, which got our family through his schooling until this point. We have never missed?a payment and hope you will consider us for this loan.??

Monthly net income: $ I currently do not have an income outside of what my husband makes, I do sell makeup and cleaners, but have not had the income level to report on taxes. I put the high interest rate because it is still way cheaper than taking out a payday loan bi weekly to help our son and we don't plan on having this loan for long. Thank you for your consideration and helping me get my credit worthiness again! Prosper has been such a heaven sent for my husband and I
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 47? (current prosper loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,400.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$263.23

Auction yield range:	3.06% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1969	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,663	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reflective-generosity6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Income tax payment
Purpose of loan:
This loan will be used to pay my final estimated income tax payment for 2009.

My financial situation:
I am a good candidate for this loan because my current net worth is $900,000+, my current income is more than $100,000.? I have a cash flow problem do to my divorce in 3/09, in which she received mostly cash, and I took real estate assets.? The will be the safest loan you've ever made.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1994	Debt/Income ratio:	>1000%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	29y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,444	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	upbeat-credit4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay a bill
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1999	Debt/Income ratio:	39%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,709	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	economy-cell	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt into one monthly payment that is more affordable. When we had our twins my wife was not able return to work due to daycare costs and we used credit cards to get by, as a result we are now in debt.? My wife has now had a steady job for over 3 years and we have been able to pay our monthly payments on time but since credit card rates keep rising our monthly payments are getting higher. We would like to be able to make one monthly payment towards our debt and be financially stable.
My financial situation:
I am a good candidate for this loan because I am able to make my monthly payments on time every month, and I am very eager to get out of debt so my family and I can live a more comfortable life.

Monthly net income: $ 2,168.00

Monthly expenses: $
??Housing: $ 1042.00
??Insurance: $
??Car expenses: $ 527.00
??Utilities: $ 180.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $?????
??Clothing, household expenses $
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	18	Length of status:	3y 10m
Amount delinquent:	$44	Revolving credit balance:	$3,086	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	billingsley_dorothy	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	640-659 (Nov-2007) 640-659 (Feb-2007)
Principal balance:	$537.59	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Hello again Prosper
Hello again Prosper,

Thank you very much for taking the time to review and bid on my loan request. ?I currently have a loan that is being paid on time, and a previous loan that has been paid in full and I was never late on any payments.? I am looking forward to continue building my reputation and positive business relationship with Prosper. This will also allow me to continue building my FICO score. ?For this loan I am requesting $7,500. ?With this loan, I will pay off my current loan with Prosper as well as pay off my schooling and medical bills, and?invest in my daughter?s invention by helping her pay it off for it to be finalized.

Here is my monthly financial detail:

Net (monthly) income- $2,628
Rent-$871
Car- $267
Life insurance- $134
Auto insurance- $94
Telephone- $19
Food- $250
Gas (for auto)- $60
Utilities- $67

Total- $1,762

I will have $866 left to pay towards this loan monthly. As I have kept my promises before, I will not let Prosper and its affiliates down. You have my 100% guarantee as well as my history which speaks for itself. ?Please continue to give me the chance to show you that I am worthy of your trust. ?Thanks again, for taking the time to review my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$284.99

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1990	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	11y 9m
Amount delinquent:	$18,917	Revolving credit balance:	$312	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sbuijck	Borrower's state:	Michigan	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-679 (Dec-2009) 660-679 (Mar-2007)
Principal balance:	$202.58	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Debt consolidation
I am trying to consolidate Credit cards and a small loan that I have. I would like to get a lower monthly payment even though I know through the term of the loan I will actually pay more. My Ex-wife has and still is damaging my credit since the house we bought when we were married still has my name on it and she acnnot make a payment on time. I have tried to get my name off the loan but cannot. I have since purchased a house at a very high interest rate because of this. So i would like to try and reduce my monthly bills to accomodate for this. I am always on time with my Credit cards and house payment and auto loan and would just like the oppurtunity to have a little more IN-Pocket money. I did have to walk away from my house and have a foreclosure on my credit and other medical bills but i can promise as my past 3 year history shows i will pay this loan on-time and every month without fail. even with all i have gone through i have never failed to pay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1996	Debt/Income ratio:	5%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tent952	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Art University
Purpose of loan:
This loan will be used to make sure that there will be no hiccups so to speak in the next two years while going back to school. Basically a little piece of mind as I embark on finishing my degree. That and to help build my credit score. After speaking with a financial advisor this seems to be a steady credit builder without taking on credit cards and such.

My financial situation:
I am a good candidate for this loan because as you can see by my profile pic I've gone past the crayon stage of what I can do in this field. (Well I hope anyway)

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $0
??Car expenses: $0
??Utilities: $20
??Phone, cable, internet: $120
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$249.49

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	12%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$157,915	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Dyrn	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a variable credit card.
Q: Why do you want this loan?
A: As you?are probably aware, large banks have been taking advantage of the window provided to them by the Consumer Protection Act to change terms on their credit?cards before the law takes full effect.? In my case, a 9.9% fixed rate became a variable rate that currently comes to just over 17%.? I don't even want to think about what it'll be once the economy recovers!? I've closed the account and will use this loan to cover the remaining balance.

Q: What are the sources of your income?
A: I am an Information Assurance?consultant?with a stable salaried income, serve as a U.S. Air Force Reserve officer (the photo is of me and a few flightmates at OTS), and own two rental properties with long-term tenants.

Q: What is your monthly budget?
A:?+?10,500 Net Income?
??-? 1,500 Retirement
? -? 1,300 Rent
? -? 2,500 Mortgages (including HELOCs)
? -? 2,200 Credit Cards (at least double?the minimums)
? -? 1,000 Savings
? -??? 500 Food and Misc
??=? 1,500 "Free Cash" (to pay this loan and for unexpected costs)

Q: Do you really have almost $160,000 in credit card debt?
A: No. I own two rental properties, each of which I bought using an 80/20 mortgage (i.e. 80% primary mortgage, 20% secondary).? The secondary mortgages were structured as Home Equity Lines of Credit (HELOCs) because these are cheaper to set up than traditional Home Equity Loans (HELs).? The balances on them are locked as fixed repayments, but because the lines are themselves credit-based, they appear as "revolving."
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1985	Debt/Income ratio:	63%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,012	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	determined-nickel2	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off higher interest rate credit cards and one personal loan that has an extremely high interest rate.

My financial situation:
I am a good candidate for this loan because I have a steady job that I have been at for over 14 years, and all of my income can go towards paying off this debt. My spouse pays all of the montlhy bills relating to our home, insurance, cars, utilities?etc.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $?
??Clothing, household expenses $?
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1982	Debt/Income ratio:	20%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	0y 4m
Amount delinquent:	$68	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	5
Screen name:	statuesque-investment	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan request
Purpose of loan:?golf instruction business for new video tech equipment
This loan will be used to? purchase equipment

My financial situation: will receive $60,000 on 7/15/2012 from a mortgage note
I am a good candidate for this loan because? equipment will help generate an additional $15,000 in 2010 income.

Monthly net income: $ 6000

Monthly expenses: $ 3500
??Housing: $ 1500
??Insurance: $ 500
??Car expenses: $ 1000
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	42%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$59	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investingfund27	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	0 ( 0% )	640-659 (May-2008) 640-659 (Sep-2007)
Principal balance:	$588.61	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Stock trading capital, personal use
Purpose of loan:
$795 will used for trading with FSC Capital. The rest for personal use.

My financial situation:
I am a good candidate for this loan because I make payments on time.

Monthly net income: $ 1624

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 78
??Car expenses: $397.61?
??Utilities: $ 0
??Phone, cable, internet: $ 40
??Food, entertainment: $200
??Clothing, household expenses $20
??Credit cards and other loans: $39.11
??Other expenses: $ 10
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,641	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ALFLoan	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
I will use this loan to reduce my debt, and if you have any questions please ask.

My financial situation:
Banks think I have bad credit, because I have high debt to income. They think I can?t pay my bills because I don?t have any disposable income. They never seem to look at my credit report and see that I HAVE NEVER BEEN LATE ON ANY OF MY BILLS OR LOANS. I have always paid on time, and I will do the same on this loan.

Monthly net income: $ 1300Jobs & Monthly Income Distribution:Pier 1 imports $700Tropical smoothie caf? $300Sundaze Tannng $300
Monthly expenses: $ 760
??Insurance: $ 75
??Car expenses: $ 360
??Credit cards and other loans: $ 325

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,099	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	admirable-loyalty	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For buying textbooks
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I already have the money to pay this loan back. My money is tied up in other investments and I want to avoid paying capital gains tax by selling. My income is sufficient to cover my monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,865.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.02%	Starting borrower rate/APR:	9.02% / 11.11%	Starting monthly payment:	$186.56

Auction yield range:	4.06% - 8.02%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1986	Debt/Income ratio:	14%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$57,419	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	charming-benjamins	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card consolidation
Purpose of loan:
I?will consolidate credit cards with this loan. We especially want to liquidate an account where I used one of those checks the credit card companies mail promising zero percent for 6-12 months. I used the check to buy my car thinking that I could easily refinance since I bought the car under-market; however, I quickly discovered that the car was over five years old and did not qualify. I also am interested in eventually investing through this site so I want to learn more about it.

My financial situation:
I take my obligations extremely seriously. You can rest assured that I am a good candidate since I have stable employment with a state government agency and I have a skill base that makes me a good candidate in the work force at large, just in case. I consistently pay all my bills on time and I am very careful about maintaining a good credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$327.39

Auction yield range:	6.06% - 10.00%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	4.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1996	Debt/Income ratio:	11%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,241	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investment-star2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
land
Purpose of loan: This loan will be used to purchase land for my future home. This land is a great deal. Did not want to pass this one up. Thank you.

My financial situation: I am a good candidate for this loan because I have a good permanent job and promise to pay it back on time. Thanks again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$999	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	green-gentle-moola	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating to lower payment
Purpose of loan:
This loan will be used to?pay off?credit cards and other small loan so that I will have one lower payment.?

My financial situation:
I am a good candidate for this loan because I work full time and have been employed at my current job for over?7 years.? I am a Legal Assistant/Office Manager.?I have been in my home for 9?years.? I have worked to try and rebuild my credit and will continue to better my financial situation.?I know I am listed as HR but I have worked hard to raise my credit score.? I was in the Travel Industry for 12 years and after the 9/11 attack, I lost my job.? However, I am now employed in a very secure position.??It is very important for me to pay my debt.? I monitor my credit on a monthly basis.? I would also be a good candidate for this loan because it will be paid back and my interest rate will be a better gain for you as a lender.? Thank you in advance for taking a chance on me.

Monthly net income: $3200.00

Monthly expenses: $
??Housing: $830.00
??Insurance: $ 95.00
??Car expenses: $230.00
??Utilities: $?
??Phone, cable, internet: $50.00?
??Food, entertainment: $200.00
??Clothing, household expenses?$
??Credit cards and other loans: $350.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2001	Debt/Income ratio:	31%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$8	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	hope-butterfly	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car loan to build credit for house
Purpose of loan:
This loan will be used to help me buy a used car. The car is about $15,000. I will be making a down payment of more than $6,000. The main purpose of this loan is to help build my credit in order to purchase a home in the future.

My financial situation:
I am a good candidate for this loan because I will pay my loan back on time. I have enough income and I don't have any other debt.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$497.00

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	2 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Occupation:	Other
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	tough-credit9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student loan
Purpose of loan:
This loan will be used to consolidate my student loans.

My financial situation:
I am a good candidate for this loan because?I have a job that pays $18 an hour.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1995	Debt/Income ratio:	20%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	24	Length of status:	6y 0m
Amount delinquent:	$432	Revolving credit balance:	$74	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	8
Screen name:	wealth-association	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need appliances for new house
Purpose of loan:
I have purchased a bank owned home that did not include any appliances (refridgerator, microwave, stove, diswasher, washer & dryer were all removed by the previous owner that was forclosed on).? I am a first time homebuyer and I purchased this home because of the excellent value.

My financial situation:
I am a good candidate for this loan because I have been employed at the same government job for the past 6 years.? This has been my one and only job since graduating College in 2004.

Monthly net income: $ 5500

Monthly expenses: $?900
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 0 (I?own it)?
??Utilities: $ 100
??Phone, cable, internet: $ 75?
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 0 ( I have 2 credit cards with ZERO balance.?)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2001	Debt/Income ratio:	38%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,558	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mhotchkiss01	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	54 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 540-559 (Oct-2007) 540-559 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
PAY OFF TWO CREDIT CARDS
Purpose of loan:
To pay off two small credit cards. I am a believer in Prosper and what it represents and would rather pay a monthly loan to Prosper and its lenders.

My financial situation:
I am an Apartment Assistant Manager. I have reduced rent. I have very few bills.

Monthly net income: $2,000

Monthly expenses: $
??Housing: $200.00
??Insurance: $120.00
??Car expenses: NONE other than gas (I don't drive much since I live where I work)
??Utilities: $30.00
??Phone, cable, internet: Cell phone is $100.00 per month
??Food, entertainment: $200.00?
??Clothing, household expenses $50
??Credit cards and other loans: $190.00

As you can see, I can afford this prosper loan. Please consider my excellent record with Prosper when making your decision.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1984	Debt/Income ratio:	24%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,505	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	friendly-exchange0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$323.50

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	10%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$811	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ore-monger	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying a debt from wedding expences
Purpose of loan:
This loan will be used to?pay of?a loan i took from a friend to pay wedding expences?

My financial situation:
I am a good candidate for this loan because?i have very low monthly expences and low credit card debt.?

Monthly net income: $ 4000

Monthly expenses: $?1200??Housing: $ 200
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 800
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 38.37%	Starting monthly payment:	$44.81

Auction yield range:	17.06% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1993	Debt/Income ratio:	2%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$269	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	fairness-statue	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School Loan
Purpose of loan:
This loan will be used to pay for tuition and books

My financial situation:
I am a good candidate for this loan because?this will be my one and only bill.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $
??Insurance: $ 118.00
??Car expenses: $ 100.00
??Utilities: $ 150.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 12.84%	Starting monthly payment:	$48.75

Auction yield range:	4.06% - 9.49%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1996	Debt/Income ratio:	7%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,824	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$100,000+
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	3
Screen name:	calkidd05	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing Prosper Account
Purpose of loan:
I want to establish myself as a borrower on Prosper.? I will use the loan to pay off some of my credit card debit.

My financial situation:
I am a good candidate for this loan because?
I have good positive cash flow each month and have been saving or paying off debt at an average rate of about $1000 a month for the past 12 months.

Let me know if you have any questions and I'll do my best to answer them quickly.

- Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	10	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	fund-hut	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay for the rest of my education and to purchase a very much needed computer as well as books.

My financial situation:
I am a good candidate for this loan because my family is backing me up and i am a good person that is higley upstanding in my community and already have a very good job lined up for after school.

Monthly net income: $ 900 to be 3000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 150
??Clothing, household expenses $0
??Credit cards and other loans: $ 0
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$332.64

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1992	Debt/Income ratio:	27%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,522	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-courteous-fairness	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation/Home improvement
Purpose of loan:
This loan will be used for credit card debt and home repairs.

My financial situation:
I am a good candidate for this loan because it will allow me to pay off of my credit card debt and also to make necessary home repairs.? I am in good standing with all creditors and I have no delinquent accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$113.15

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	38%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,970	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unbeatable-order	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying engagement ring
Purpose of loan:
This loan will be used to purchase an engagement ring for my girlfriend of 3 years.

My financial situation:
I am a good candidate for this loan because I am a responsible borrower and will have no problem making the monthly payments.

Monthly net income: $ 1850

Monthly expenses: $
??Housing: $ 300/split rent
??Insurance: $?75
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1988	Debt/Income ratio:	58%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	1	Total credit lines:	30	Length of status:	14y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,586	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	4
Screen name:	AB1955	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to? pay off debt

My financial situation:
I am a good candidate for this loan because?
I am trying deligently to manage my finances in preparing for my family's future.
Monthly net income: $
2720.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 189
??Car expenses: $ 235
??Utilities: $ 50
??Phone, cable, internet: $ 37
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 325
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$48,685	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-transformer	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To being debt free
Purpose of loan:
This loan will be used to?consolidate bills and bring accounts?current as well as pay my contractor for work performed 2009 to repair my mother's house. I?worked only limited part time for 3 months in 2009 to?help repair my mother's house roof and other leaking problems and helped the?contractor to save in labor.?The?3 months?created an?unprepared loss of income, and, an additional 1 month taken to help?my sister recouperate after a knee fracture in November created a detrimental decrease.??I work on a cash basis and all costs of lack of work, and, paying for remodel supplies was a drain on all savings.? The amount spent in 2009 for remodel was approximately $25,000.

My financial situation:
I am a good candidate for this loan because?? as of December 2009 I have been working full time and am scheduled to continue working full time through 2010 amd beyond.?I have been in business in the same field and market sector for over?17 years, and, ?I have a substantial income?as an independent real estate appraiser and have a steady client work load.? My?income will be adequate to repay the loan and my diligence to keep my credit payments all on time is of utmost importance.? These funds, along?with the current and future?full time work,?will be the income needed to situate myself back?to a stable financial situation.??The?funds requested are approximately 20% of?gross?annual receipts.??As is typical in the appraisal business, my accounts receivables are approximately 45-60 days outstanding and that is why I need this temporary funding.

Monthly net income: $ 8500

Monthly expenses: $ 4468
??Housing: $ 1693
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $75
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 2200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$110.81

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	34%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	28	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,509	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	skillful-moola5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovate Investment Real Estate
Purpose of loan:
This loan will be used to Repair homes bourht through Short sales?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 800

Monthly expenses: $ 565
??Housing: $0
??Insurance: $ 34
??Car expenses: $0
??Utilities: $ 80
??Phone, cable, internet: $75
??Food, entertainment: $ 375
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0.0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$217.10

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$967	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kind-productive-auction	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Legal Fees
Purpose of loan:
Help pay for a lawyer to keep custody of my daughter and get enough spousal support to go back to school and start a new life.

My financial situation:
I am a good candidate for this loan because once I get an attorney to represent me in my divorce I will have the finances to pay it off immediately.

Monthly net income: $ 1100

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.11

Auction yield range:	8.06% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,847	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	KirosPOS	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling part of my A.R.
Purpose of loan:
This loan will be used to? pay 2 credit cards that have increased the rate on me almost 30%

My financial situation:
I am a good candidate for this loan because? I am paying on time those cards but I just cannot see the end with those interests. Also, I want to stay in great terms with this program, PROSPER.? I see it as a great tool and great potential for any one just like me.? I want to participate more often in this fantastic concept. Count on me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	37%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	9y 9m
Amount delinquent:	$296	Revolving credit balance:	$7,435	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wise-funds-oyster	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to? catch up on some bills that I have gotten behind on and to let myself and my daughter live for the next month or so.? Her father has not been paying his child support.

My financial situation:
I am a good candidate for this loan because? I have been making my bills on time up until recently when I was no longer receiving child support and I just recently purchased a new home and got some new things for it for myself and my daughter.

Monthly net income: $ 1700 ????

Monthly expenses: $
??Housing: $ 724
??Insurance: $ 69
??Car expenses: $ 382
??Utilities: $ 125
??Phone, cable, internet: $ 170
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100 ????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1958	Debt/Income ratio:	38%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$63,838	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	noble-benefit511	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Higher Interest Rates
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1992	Debt/Income ratio:	49%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$26,815	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	spiritual-pound	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to pay off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I am single a woman living?with a disability who has always worked in education, and now I work in a federal job so I have secure employment.? I was unemployed during?the entire year of 2005, and?did not ask for a hand out of any kind.? I did use credit cards during that time to get by, ?and this last year was finally starting to make progress in getting my debt paid off, that was until the credit card companies lowered my lines and raised my interest before the new laws?go into place.?I own a car and a house, I have never been late on payments, and never late on credit card payments in over five years (and that was 1 payment?31 days late?in 2005 because of unemployment).? As I mentioned my job is solid and I am a hard working honest woman.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$253.28

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1999	Debt/Income ratio:	5%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	7y 2m
Amount delinquent:	$11,118	Revolving credit balance:	$14,469	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cordial-silver	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to? pay small business obligations

My financial situation:
I am a good candidate for this loan because? i have a small antiques and collectables shop with great ,it tends to slow down in the winter

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 1493
??Insurance: $ 273
??Car expenses: $ car note 475
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1986	Debt/Income ratio:	24%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$954	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-mechanic0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to end debt and build credit
Purpose of loan:
This loan will be used to get us out from several ill-advised pay day loans ($5500), buy new brakes and tires for our only car ($2200), polish off about $3000 in medical expenses, get caught up on bills ($1200), pay back a friend ($1200), and settle a line of credit ($1000).

My financial situation:
I am a good candidate for this loan because I'm consistent with making payments and always try to pay a little extra, even if it's just five bucks. I have a very steady job where I've worked for four years and received several promotions and raises. I've also got a lot of freelance work coming up from February through the beginning of summer so I hope to use it and my tax return to pay half the loan off before the end of 2010. My wife contributes to our income with steady freelance work, pulling in an additional $300 or so a week. I currently earn (before freelance) enough to cover the monthly payment for this loan.

Monthly net income: $4430

Monthly expenses: $
??Housing: $1090
??Insurance: $200
??Car expenses: $300
??Utilities: $200
??Phone, cable, internet: $160
??Food, entertainment: $1000
??Clothing, household expenses $200
??Credit cards and other loans: $350
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	20%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,451	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fair-dollar5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Debt consolidation -- I will pay off one credit card and close the account.

My financial situation:
I am a good candidate for this loan because?I am going to use it to pay off?all but one credit card?and work toward establishing a better credit rating.? I have lived in my home for over 12 years.? My income is?less than?half of the total income for our household.? I pay?the household bills and my husband pays the mortgage, groceries and auto insurance.??Neither of us have a car loan.? I will accept the loan payable over 24 months.

MONTHLY NET INCOME:?
$3,500 (gross = $4,400)

MONTHLY EXPENSES:
Housing - $0
Insurance -?$0
Car expenses - $0
Utilities - $200 to $300
Phone, cable & internet - $200
Food/entertainment - $200
Credit cards & loans - $800
Clothing/household expenses - $200
Other expenses - $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.06%	Starting borrower rate/APR:	15.06% / 17.23%	Starting monthly payment:	$277.56

Auction yield range:	6.06% - 13.06%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	29%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,705	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goldarella	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off some credit cards with higher interest rates.? I am just looking to consolidate all my debt into one payment.

My financial situation:
I am a good candidate for this loan because I have a solid work history.? I have worked for only 2 companies in the last 10 years, and have been promoted multiple times.? I have a solid credit history and always pay bills on time.??Upon reviewing my credit history you will see that we have a home that we have always paid the mortgage on, and on time.? I can assure the lender that?I?am not in any credit danger, but just looking to consolidate debt, and obtain lower interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$330.83

Auction yield range:	17.06% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1989	Debt/Income ratio:	41%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,594	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	backsnk2000	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008) 620-639 (Feb-2008) 680-699 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Consolidate Debt
Dear Prosper Lenders,

This is my second time requesting a prosper loan.? My first experience has been great and I would really like to take advantage of the peer-to-peer lending opportunity vs. going through traditional sources.? I have an impeccable record with Prosper and just recently paid my loan off.

I am requesting this loan to help boost my credit score.? I am also looking to refinance my house ? 1st and 2nd mortgages.? Boosting my credit score will help my overall credit profile and land a better rate.

I have also consistently re-paid my current Prosper loan and never missed a payment.? I know you can rest assured that you are investing in a known commodity that performs and will continue to perform.

I plan to consolidate a?few personal loans. Total payments are $1000.00.?

The car in the picture is going up for sale in the next few weeks.? I had the interior completely redone.? That is where part of the funds from the previous prosper loan went too, in addition to paying a few bills off.

The reason why I had a few inquiries lately was due to?my request to refinance.

I am also a lender on this site and firmly believe in the concept.

Please help fund my loan.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$26,978	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blissful-agreement	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vegan bakery
This loan will be used to purchase equipment and services in the build out of a vegan retail bakery. I am good candidate for this loan because I have grown the wholesale business from a gross monthly income of $1,100 to $9,000 in just under three years with a client list that includes Whole Foods and New Seasons Markets. Even during the economic downturn of the past year I have been able to grow both the business and the business' GPM. Having worked in food service for over 15 years and I understand the importance of consistent quality from ingredients to customer service. I am committed to supporting other local businesses as well.
The bakery has been featured in a number of blogs, magazine and newspaper articles and is going to be featured in a book being released this spring. Our Apple Rosemary Scones have also been cited as the inspiration for a recipe in a best-selling cookbook. We are also offering a Community Supported Baking program, providing members with a weekly box of fresh baked goods. The benefit of this program is that we receive payment in advance and members will have a sense of investment in the success of bakery.
Be a part of our success story and help us build our new retail store.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1978	Debt/Income ratio:	83%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	9	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$188	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	coin-poplar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
plastic surgery
Purpose of loan:
This loan will be used to?? look younger and feel better about myself

My financial situation:
I am a good candidate for this loan because?? i have an excellent credit, and i have no debt, i have always paid my debts on time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$169.68

Auction yield range:	6.06% - 12.50%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2003	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,459	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-quest8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Holiday Debt
Purpose of loan:
Help get past all of the holiday spending and bills to come in. I've attempted to work with my crediters but they wont budge from my current terms.

My financial situation:
Always a reliable bill payer my whole life.?In?June of 2009?I worked with a V.A. lender who quoted my personal credit score at 780 and my wife at?813.?We did buget our finances this season however my crediters wouldn't reduce my interest rates or work with me at all. I have?$1,500 of reserve?funds to buget through the next few months as well a $4,500 stock portfolio to utilize if necessary. Before?reporting my taxes, I will?be selling some stocks and will have more funds available.?I need to consolidate?my outstanding credit card debit and make it easier to manage. I plan on paying off this loan as soon as possible, targeting 15 months or less.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.06%	Starting borrower rate/APR:	15.06% / 17.23%	Starting monthly payment:	$260.21

Auction yield range:	11.06% - 14.06%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	36%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,045	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-framework2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards (HFC & GE Money Bank)

My financial situation:
I am a good candidate for this loan because I have made payments on time, via direct deposit/billpayer.

Monthly net income: $ 2059.00

Monthly expenses: $
??Housing: $ 700????
??Insurance: $65
??Car expenses: $ 184.00
??Utilities: $ 129.00
??Phone, cable, internet: $ 109.19
??Food, entertainment: $ 80.00
??Clothing, household expenses $ 125.00 (misc)
??Credit cards and other loans: $ 40.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$114.51

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1992	Debt/Income ratio:	15%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,279	Occupation:	Sales - Retail
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	7
Screen name:	unbeatable-commitment4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money to pay off Holiday Bills
Purpose of loan:
This loan will be used to? To pay off a "90 days same as cash" purchase made for Christmas.

My financial situation:
I am a good candidate for this loan because? I have always been great with paying my bills. The only reason my score is the way it is now is because I had to do a short sale on my last home as we had a 5 year ARM that was expiring and we could not get an appraisal within 120k of what our house balance was. I was actually current with the mortgage company and they instructed me that "I needed to be delinquent in order for them to work with me"..That drove my score down and showed 2 late payments. We could of let the whole foreclosure process happen but I am not like that and did not want to put that on my mortgage company.

This will be the EASIEST investment you could possibly do as I will have this paid off before 36 months in full.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 250
??Car expenses: $ 450
??Utilities: $ 300
??Phone, cable, internet: $ 110
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$62.67

Auction yield range:	4.06% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$123	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jbmetzler	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	720-739 (Dec-2006)
Principal balance:	$178.75	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Last Semester Aid
Purpose of loan:
This loan will be used to finance the last semester of college for me.

My financial situation:
My college savings have finally been liquidated, falling just short of what's needed for tuition this semester.? I just need an extra kick to pay my school!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2003	Debt/Income ratio:	43%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,330	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	C1505d21	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help
Purpose of loan:
Pay off high interest credit cards.

My financial situation:
I am?currently an enlisted military member in the AF that is supporting my family off one income.?We?have one kid and since my wife was laid off she could not go back to work. I proudly serve my country and?love what i do.?I just wish the situation i was?in was not like it was. ??

Monthly net income: $
3800
Monthly expenses: $
??Housing: $?820????
??Insurance: $ 100
??Car Payment: $?600
??Utilities: $ 350
??Phone, cable, internet: $ 220
??Food, entertainment: $?500
??Clothing, household expenses $?150
??Credit cards and other loans: $?600
??Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.64%	Starting monthly payment:	$44.95

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2004	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,203	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	MrPie	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest card
Purpose of loan:
This loan will be used to??Pay Off A high interest credit card of 19% ???????

My financial situation:
I set the interest high to get bidders however if the rate does not come down below my cards rate the i will withdraw the listing.

Monthly net income: $

My income 2400.00
?Spouses???? 1000

Monthly expenses: $
? Mortgage: $1000
??Insurance: $ included in mortgage
??Car expenses: $ 400
??Utilities: $ 120
??Phone, cable, internet: $ 85
??Food, entertainment: $?300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$157.34

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	39%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,528	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marketplace-zenith0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my Debts
Purpose of loan:This loan will be used to consolidate?debts?I have into one monthly payment,?I want to make it?easier and pay one place each month, and some of the credit cards now have?higher interest rates then this loan, so it will bring payments down some.

?My financial situation:I am a good candidate for this loan because even though I have a low credit score this is just to consolidate some bills in order to make easier payments. I have two jobs and make very good money along with my chemist job I am also a waiter. I will be able to make each payment on time.

Monthly net income: $ 4400

Monthly expenses: $???Housing: $ 661???
Insurance: $ 75
Car expenses: $ 175??
Utilities: $ 250?
Phone, cable, internet: $ 75??
Food, entertainment: $ 50??
Clothing, household expenses $ 50
Credit cards and other loans: $?250??
Other expenses: $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.10%	Starting borrower rate/APR:	18.10% / 20.31%	Starting monthly payment:	$905.06

Auction yield range:	17.06% - 17.10%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1986	Debt/Income ratio:	13%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	9y 10m
Amount delinquent:	$297	Revolving credit balance:	$1,170	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	a-blissful-gold	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SELF
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1987	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,041	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sincere-credit50	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for School
Purpose of loan:
This loan will be used to?
become a NY State housing inspector
My financial situation:
I am a good candidate for this loan because?
I always pay my debts and have worked hard to keep good credit.
Monthly net income: $
1600
Monthly expenses: $
??Housing: $ 475
??Insurance: $ 42
??Car expenses: $ 135
??Utilities: $ 130
??Phone, cable, internet: $none?
??Food, entertainment: $ 60
??Clothing, household expenses $ none
??Credit cards and other loans: $ 250
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,716	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	asset-orchid0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Payments
Purpose of loan:
This loan will be used to? pay for one semester of college tutition

My financial situation:
I am a good candidate for this loan because? I Have a 3.7 GPA and I am a biomedical engineering degree major applying to med school soon.

Monthly net income: $ 2000

Monthly expenses: $ 1000
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$102.53

Auction yield range:	8.06% - 13.00%	Estimated loss impact:	8.29%
Lender servicing fee:	1.00%	Estimated return:	4.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$266	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	marketplace-eagle668	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Bring my Wife's sisters for a visit
Purpose of loan:
This loan will be used to? Bring two of my wife's sister for a visit from Guatemala.? My wife will be having our second son towards the end of March.? Her Mom cannot come to visit but should would really like for her sisters to be able to come and see our new baby and help out for a short time.

My financial situation:
I am a good candidate for this loan because? I have never made a late payment or missed a payment in my life.? I borrowed 5000 from prosper before and paid it back early.? Most of my income comes from private work that I do for a my Father, so there is no real risk of losing my income.? We need the money for the tourist visa process and we don't have enough time to get the money saved, and still get my sisters-in-law here before the baby is born.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2004	Debt/Income ratio:	24%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,219	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	network56	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need funding @ 5.5% APR or less
Purpose of loan:
This loan will be used to pay of my existing credit card loans which is about 80% maxed out. Because of which I am loosing about 40 points on my credit score and also the rate is higher. I am looking at getting this loan funded @ 5.5% APR or less.

My financial situation:
I am a good candidate for this loan because I am employed full time and have always paid my bills on time. Never defaulted any payments. No financial problems as such. Need loan funded @ 5.5% APR or less.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	13%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$43	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	6
Screen name:	nickel-alert	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 11.32%	Starting monthly payment:	$37.83

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1991	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,434	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	emphatic-kindness0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used to?
Get repairs done on my vehicle.
My financial situation:
I am a good candidate for this loan because?
Because I am a hard working? person and I pay
all of my bills on time. And I can be trusted to pay this loan on time also.
Monthly net income: $
2,500.00
Monthly expenses: $
??Housing:?
??Insurance: $?165.00??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $???Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	24%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,406	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bumblebee1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improvements to first home
Purpose of loan:
This loan will be used to make improvements to my home, which I purchased in May of 2009.

My financial situation:
I am a good candidate for this loan because I have demonstrated exceptional stability in my employment, have a strong income, and have demonstrated timely payback of my debts.

Currently, I am Vice President, Associate Creative Director at a major advertising agency in New York City.? I have worked at this company for over 5 years and have been promoted three times.? I began my employment at a much lower income level and with considerable debt and have been successfully strengthening my financial situation ever since. My recent purchase of a home was made possible after several years of savings.? My next step will be to pay down the debt that's holding back my FICO score.? However, in the meanwhile, I would like to make some critical improvements to my new home.

Monthly net income: $ 8,200

Monthly expenses: $ 7,380
??Housing: $ 3300
??Insurance: $ 30
??Car expenses: $800
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$102.61

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1993	Debt/Income ratio:	69%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$36,265	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	community-dancer8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Car For Family
Purpose of loan:
This loan will be used to? Purchase car for son, who needs transportation.

My financial situation:
I am a good candidate for this loan because? I will make all payments, and I am trustworthy, just need extra cash to add to the amount I have for the purchase of a car.
Information in the Description is not verified.